                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                February 14, 2002
-------------------------------------------------------------------------------
                        (Date of earliest event reported)


                              Banknorth Group, Inc.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

Maine                                   0-16947                 01-0437984
-------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
of incorporation)                                           Identification No.)

P.O. Box 9540, Two Portland Square, Portland, Maine             04112-9540
-------------------------------------------------------------------------------
 (Address of principal executive offices)                       (Zip Code)

                                 (207) 761-8500
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
-------------------------------------------------------------------------------
         (Former name, former address and former fiscal year, if changed since last report)

ITEM 5.  OTHER EVENTS.

        Banknorth Group, Inc. (the "Company"), a Maine corporation, and Banknorth Capital Trust II (the "Trust"), a business trust formed under the laws of the State of Delaware, have entered into an Underwriting Agreement, dated February 14, 2002, with Keefe, Bruyette & Woods, Inc. and Lehman Brothers, as representatives (the "Representatives") of the underwriters named in Schedule I thereto (collectively, the "Underwriters"), for the public offering of $200,000,000 aggregate liquidation amount of the Trust's 8.0% Trust Preferred Securities (the "Capital Securities") representing undivided preferred beneficial interests in the Trust. The proceeds from the sale of the Capital Securities, together with the proceeds from the sale by the Trust of its common securities to the Company, are to be invested in 8.0% Junior Subordinated Debentures of the Company due 2032 (the "Junior Subordinated Debentures"), which are to be issued pursuant to a Junior Subordinated Indenture (the "Indenture"), dated February 22, 2002, between the Company and The Bank of New York, as Debenture Trustee. Payments of distributions and other amounts due on the Capital Securities are irrevocably guaranteed by the Company, to the extent that the Trust has funds available for the payment of such distributions (the "Guarantee"), pursuant to a Guarantee Agreement, dated February 22, 2002, between the Company and The Bank of New York, as Guarantee Trustee. Taken together, the Company's obligations under the Amended and Restated Trust Agreement related to the Trust, the Indenture and the Guarantee provide a full and unconditional guarantee of payments of distributions and other amounts due on the Capital Securities on a subordinated basis. The Capital Securities, the Junior Subordinated Debentures and the Guarantee have been registered by the Company and the Trust under the Securities Act of 1933, as amended (the "Securities Act"), by a Registration Statement on Form S-3 (File Nos. 333-81980 and 333-81980-3)(the "Registration Statement").

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

   (c)   Exhibits.

         1.0 Underwriting Agreement, dated February 14, 2002, among the Company, the Trust and Keefe, Bruyette & Woods, Inc. and Lehman Brothers, as Representatives of the Underwriters.

         4.1    Specimen Capital Security Certificate (included as part of
Exhibit 4.3).

         4.2    Specimen Junior Subordinated Debenture (included as part of
                Exhibit 4.4).

         4.3 Amended and Restated Trust Agreement, dated February 22, 2002, among the Company, The Bank of New York, as Property Trustee, The Bank of New York (Delaware), as Delaware Trustee, and the Administrative Trustees named therein.

         4.4 Form of Junior Subordinated Indenture between the Company and The Bank of New York, as Property Trustee (incorporated by reference to Exhibit
4.5 to the Registration Statement, filed on February 1, 2002).

         4.5 Guarantee Agreement, dated February 22, 2002, between the Company and The Bank of New York, as Guarantee Trustee.

         8.0     Tax opinion of Elias, Matz, Tiernan & Herrick L.L.P.

         25.1 Form T-1 Statement of Eligibility of The Bank of New York to act as Trustee under the Indenture relating to the Junior Subordinated Debentures (incorporated by reference to Exhibit 25.2 to the Registration Statement, filed on February 1, 2002).

         25.2 Form T-1 Statement of Eligibility of The Bank of New York to act as Trustee with respect to the Amended and Restated Trust Agreement of Banknorth Capital Trust II (incorporated by reference to Exhibit 25.3 to the Registration Statement, filed on February 1, 2002).

         25.3 Form T-1 Statement of Eligibility of The Bank of New York to act as Trustee under the Guarantee Agreement for the benefit of the holders of Capital Securities of Banknorth Capital Trust II (incorporated by reference to
Exhibit 25.6 to the Registration Statement, filed on February 1, 2002).

         99.1    Press release issued by the Company on February 15, 2002.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                BANKNORTH GROUP, INC.



                                By:   /s/ Peter J. Verrill
                                     ------------------------------------
                                     Name:  Peter J. Verrill
                                     Title: Senior Executive Vice President,
                                            Chief Operating Officer
                                               and Chief Financial Officer


Date:  February  22, 2002

                                  EXHIBIT INDEX

        1.0 Underwriting Agreement, dated February 14, 2002, among the Company, the Trust and Keefe, Bruyette & Woods, Inc. and Lehman Brothers, as Representatives of the Underwriters.

        4.1     Specimen Capital Security Certificate (included as part of
Exhibit 4.3).

        4.2     Specimen Junior Subordinated Debenture (included as part of
Exhibit 4.4).

        4.3 Amended and Restated Trust Agreement, dated February 22, 2002, among the Company, The Bank of New York, as Property Trustee, The Bank of New York (Delaware), as Delaware Trustee, and the Administrative Trustees named therein.

        4.4 Form of Junior Subordinated Indenture between the Company and The Bank of New York, as Property Trustee (incorporated by reference to Exhibit
4.5 to the Registration Statement, filed on February 1, 2002).

        4.5 Guarantee Agreement, dated February 22, 2002, between the Company and The Bank of New York, as Guarantee Trustee.

        8.0     Tax opinion of Elias, Matz, Tiernan & Herrick L.L.P.

        25.1 Form T-1 Statement of Eligibility of The Bank of New York to act as Trustee under the Indenture relating to the Junior Subordinated Debentures (incorporated by reference to Exhibit 25.2 to the Registration Statement, filed on February 1, 2002).

        25.2 Form T-1 Statement of Eligibility of The Bank of New York to act as Trustee with respect to the Amended and Restated Trust Agreement of Banknorth Capital Trust II (incorporated by reference to Exhibit 25.3 to the Registration Statement, filed on February 1, 2002).

        25.3 Form T-1 Statement of Eligibility of The Bank of New York to act as Trustee under the Guarantee Agreement for the benefit of the holders of Capital Securities of Banknorth Capital Trust II (incorporated by reference to
Exhibit 25.6 to the Registration Statement, filed on February 1, 2002).

        99.1    Press release issued by the Company on February 15, 2002.